Exhibit 10.25V

TWENTY-THIRD AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Twenty-third Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following upon the Effective Date:

1.   That subsection titled "Monthly Cost Review" of the section titled "Review and Proposals" of  Exhibit H.1-The Services to the Agreement cited below, will be deleted in its entirety as will any and all other references in the Agreement to "Monthly Cost Review," and neither party hereto shall have any further rights or obligations relating thereto:

"Reviews and Proposals

Monthly Cost Review.  CSG will provide a monthly spreadsheet to Customer detailing the major cost areas represented on CSG's prior month invoice.  Customer will provide the major cost areas to be reviewed, example areas include: Monthly Fees, Product license fees, bill creation fees, bill inserting fees, postage fees, WAN fees, and consulting services fees."

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Steve Blechschmidt	By: /s/ Peter E. Kalan
Title: Mgr Billing Vendor Rel.	Title: President, CEO
Name: Steve Blechschmidt	Name: Peter E. Kalan
Date: 2/1/12	Date: 2/2/12